CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
Name of Issuer:                Diversified Investors Funds Group II
In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 7, 2008	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Date: March 7, 2008	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer